Merrill Lynch Transportation Conference
June 5, 2001

Continental Airlines

Poised for the Future

Please note that the discussion today may contain forward looking statements. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

Continental

Stands Apart from the Pack

Six Years of Consistent Profitability



Pre-Tax Income ($Millions)
$800
$600
$400
$200
$0
$202
$538
$640
$770
$552
$562
1995
1996
1997
1998
1999
2000

Excludes Special Charges & Gains

Only Two Airlines Profitable First Quarter


Earnings Per Share
$1
$0
($1)
($2)
($3)
($4)
($5)
($6)
$0.16
$0.15
($0.28)
($0.38)
($1.02)
($1.47)
($2.45)
($5.82)
CO
WN
AA
HP
DL
NW
US
UA

Source: First Call

Stability Enhanced by Large Local Traffic Base



Local Traffic % of Total Traffic
75%
60%
45%
30%
15%
0%
64%
59%
53%
45%
39%
37%
CO
UA
AA
NW
US
DL

Source: LTM Q200 O&D Pax DB1A Data; Worldwide

The Youngest Jet Fleet


March 31, 2001
Average Age (Years)
24
18
12
6
0
6.8
8.6
9.7
10.0
10.1
10.3
10.9
20.1
CO
WN
DL
AA
HP
UA
US
NW

Source: Company reports and BACK Aviation Services
Data includes regional jets flown by carriers' wholly-owned subsidiaries

Consistent Strong Operational Integrity



D.O.T On-Time
% Arrivals within 14 minutes
90%
80%
70%
60%
78.1%
79.5%
85.7%
86.2%
2000
1Q01
Apr-01
May-01

Ranking*	1st	1st

*Rank based on Top 10 US Major Carriers

Exceptional Completion Factor


99%
98%
97%
96%
95%
D.O.T Completion %
98.2%
97.3%
97.9%
97.2%
98.1%
96.7%
1998
1999
2000
Continental
Industry

Industry = Top 10 US Major Carriers

Industry Leading Product

Continental Initiatives:

- Oversize Bins / Full Size Closets
- Mid-Cabin Lavatory on 737 Aircraft
- Video on Narrowbody Aircraft
- Automated First Class Upgrades
- Best Frequent Flyer Program for Four Consecutive Years - *InsideFlyer's* Freddie Awards

Other Major Carrier Initiatives:

- Restrictive Luggage Sizers
- Reduced First Class Amenities
- Reduced Food Service

Consistent High Customer Satisfaction

Long-Haul JD Power Award



Top 5 Ranking
1
2
3
4
5
CO
NW
AA
TW
UA
CO
TW
UA
AA
WN
TW
CO
UA
HP
AA
CO
TW
AA
UA
HP
CO
TW
WN
UA
HP
1996
1997
1998
1999
2000



High Employee Satisfaction



Fortune
100 Best Companies to Work For

	- - - - - Ranking - - - - -		
Airline	1998	1999	2000
CO	40	23	18
WN	4	2	4

AA
DL
HP
NW
UA
US

Did Not Make List

Low Potential for Labor Disruption

- Employee Agreements in Place

Labor Group	Amendable Date
Mechanics	01/02
Pilots	10/02
Dispatchers	10/03
Flight Attendants	09/04

- Average Time to Negotiate Employee Contracts*:

Continental = 5 - 10 Months

Industry = 2 - 2.5 Years

*Years 1996 - 2000

Distinguished Industry Recognition

Air Transport World Airline of the Year

Domestic Airline Winners Since 1991

Continental	2001 & 1996
Delta	1998
Northwest/KLM	1997
Southwest	1991

Business Overview

Profits Continue

First Quarter ($Millions)	2001	2000	2001 vs 2000 Better/(Worse)
Operating Revenue	$ 2,451	$ 2,277	$ 174
Operating Expense	2,375	2,214	(161)
Operating Earnings	76	63	13
Net Non-Op Expense	57	40	(17)
Net Income Before Taxes	19	23	(4)
Taxes/Other	10	9	(1)
Net Income	$ 9	$ 14	$ (5)
ASMs (millions)	21,459	20,951	2.4%
Load Factor	70.4%	71.6%	(1.2)pts
Total Revenue per ASM	10.60¢	10.13¢	4.6%
Cost per ASM	9.91¢	9.68¢	(2.4)%
Fuel Cost / Gallon	85.58¢	82.89¢	(3.2)%

Excludes Special Gains and Charges

Maintaining Domestic RASM Premium



RASM vs. Industry
120%
100%
80%
60%
112%
114%
113%
Industry
2000
1Q01
Apr-01

Length of Haul Adjusted
Source: ATA Industry Data; Industry = AA, AS, CO, DL, HP, NW, TW, TZ, UA, US

Costs are Being Managed

CASM Holding Fuel Rate Constant



Year-Over-Year % Increase
2%
1%
0%
1.4%
1.4%
1.5%
0.0-1.0%
1998
1999
2000
2001E

CO Maintains an EBITDAR Premium


EBITDAR Premium to Industry (pts)
0
2
4
6
8
0.9
1.3
4.3
5.6
7.7
1Q00
2Q00
3Q00
4Q00
1Q01

CO EBITDAR Margin:	16.0%	22.9%	22.1%	18.0%	16.1%

Industry = AA, CO, DL, HP, NW, UA, US, WN

Direct Rail Service to Newark



Train Service
Union City
NY Penn
East Orange
Kearny
Newark
Harrison
Hoboken
Jersey City
Manhattan
New York
Liberty State Park
Liberty Island
EWR
Upper New York Bay
Bayonne

Mode of Transport	Est. Travel Time*	Est. Cost
Private Car Service	1 Hr 15 Min.	$50-$75
Direct Rail Service	30 Min.	$9

*between 5-6:30p

Distribution Costs Decline


Distribution Costs as a % of Passenger Revenue
20%
15%
10%
5%
0%
17.8%
16.8%
14.1%
7-10%
1996
1998
2000
2006E

E-Tickets as % of Sales	5%	29%	54%	100%

Rapid Growth of Internet Sales



$1,200
$900
$600
$300
$0
$ Millions
$27
$107
$309
$667
$1,100
1997
1998
1999
2000
2001E
% of System Sales 0.4%
1.3%
3.3%
7.0%
11.0%
On-Line Travel Agency Sales
Continental Website Sales

Customers Embrace eService Check-In


Continental


Apr-01
% of Eligible Customers Using eService Check-In
35%
30%
25%
20%
15%
10%
5%
0%
8%
21%
30% - 35%
YE99
YE00
YE01E
eService Centers
124
289
600

Market Driven Fleet Plan


Total Jet Aircraft
550
500
450
400
350
300
250
200
393
435
474
513
533
371
391
417
390
366
351
2000
2001
2002
2003
2004
2005
Fleet Types: 5 5 5 4 4 3
Minimum = Committed fleet less lease expirations
Maximum = Committed fleet and all options are exercised

Young, Fuel Efficient Fleet is a Natural Hedge



12%
10%
8%
6%
4%
2%
0%
(2)%
Year-Over-Year % Increase
10.6%
9.6%
9.7%
3.7%
5.1%
(0.3)%
5.0%
2.0%
1998
1999
2000
2001E
ASMs
Gallons Consumed

Strong First Quarter Cash Flow from Operations


($Millions)
$175
$150
$125
$100
$75
$50
$25
$0
$100
$126
$116
$168
1Q98
1Q99
1Q00
1Q01

Opportunities

Continental's High Return Low Risk Opportunities

	Today	Goal 2006	Goal Annual Pretax Benefits
Dist. Cost % of Revenue	14.1%	7-10%	$500 Million
Low Risk Growth (Daily Departures)	2,494	3,397	$175 Million
Alliance Partners	19	22	$100 Million
Business Mix	48.3%	50-55%	$100 Million
Fleet Types	5	3	$ 75 Million
			$950 Million

2001 - CO Poised for the Future

- Excellent Employee Relations - No Open Labor Contracts
- Industry Leading Product
- RASM Premium to Industry
- Strong Local Market Provides Stability
- Strong Alliance Relationships
- Young, Fuel-Efficient Fleet with Natural Hedge
- Strong Management Team

Continental Airlines